Investment Property (Tables)	12 Months Ended
Dec. 31, 2017
Investment Property [Abstract]
Schedule of movement of investment property

	December 31
	2017	2016
	NIS in millions
Balance as of January 1	56,550	71,404
Acquisitions and capital expenditures	1,913	4,348
Transfer from (to) investment property under development, net	(25)	775
Dispositions	(1,712)	(1,440)
Transfer to assets held for sale due to discontinued operation	-	(19,754)
Deconsolidation	(23,272)	-
Transfer to fixed assets	(20)	-
Valuation gains, net *)	560	2,189
Foreign exchange differences	(1,147)	(972)
Balance as of December 31	32,847	56,550

Composition:
Investment property	32,428	55,982
Assets classified as held for sale (Note 7)	419	568
	32,847	56,550

*)	In 2017, includes a net revaluation gain of NIS 500 million which was recognized in profit or loss as part of net income from discontinued operations, net. In 2016, includes a net revaluation gain of NIS 1,837 million which was recognized in profit or loss as part of net income from discontinued operations, net.

Schedule of average capitalization rates (Cap Rates) and average monthly market rent per square meter

	Northern Europe	Central and Eastern Europe *)	Israel	Brazil
Average cap rates	%
December 31, 2017	5.4	7.0	6.9	7.9
December 31, 2016	5.5	7.0	7.0	8.5

Monthly average market rent per square meters	EUR	EUR	NIS	BRL
December 31, 2017	26	13.0	136	92
December 31, 2016	26	13.0	133	66

*)	Market rent, as customary in these markets, excludes management fees.

Schedule of sensitivity analysis of fair value of investment properties valuations in principal areas of operations

	Northern Europe	Central and Eastern Europe	Israel	Brazil
December 31, 2017	NIS in millions
Increase of 25 basis points in capitalization rate	(752)	(363)	(88)	(34)
Decrease of 25 basis point in capitalization rate	825	392	95	28
Increase of 5% in net operating rental income (NOI)	849	506	127	123
Increase of 5% in average market rent	1,133	564	144	94